Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER

	2015		2014		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 17,811	100.0	$ 18,254	100.0	(2.4)
Cost of products sold	5,673	31.8	5,853	32.1	(3.1)
Selling, marketing and administrative expenses	5,891	33.1	5,822	31.9	1.2
Research and development expense	2,864	16.1	2,635	14.4	8.7
In-process research and development	214	1.2	156	0.8
Interest (income) expense, net	107	0.6	122	0.7
Other (income) expense, net	(1,205)	(6.8)	963	5.3
Restructuring	509	2.9	—	—
Earnings before provision for taxes on income	3,758	21.1	2,703	14.8	39.0
Provision for taxes on income	543	3.0	182	1.0
Net earnings	$ 3,215	18.1	$ 2,521	13.8	27.5

Net earnings per share (Diluted)	$ 1.15		$ 0.89		29.2

Average shares outstanding (Diluted)	2,803.3		2,845.3

Effective tax rate	14.4%		6.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 4,913	27.6	$ 4,296	23.5	14.4
Net earnings	$ 4,043	22.7	$ 3,887	21.3	4.0
Net earnings per share (Diluted)	$ 1.44		$ 1.37		5.1
Effective tax rate	17.7%		9.5%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS

	2015		2014		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 70,074	100.0	$ 74,331	100.0	(5.7)
Cost of products sold	21,536	30.7	22,746	30.6	(5.3)
Selling, marketing and administrative expenses	21,203	30.3	21,954	29.5	(3.4)
Research and development expense	9,046	12.9	8,494	11.4	6.5
In-process research and development	224	0.3	178	0.3
Interest (income) expense, net	424	0.6	466	0.6
Other (income) expense, net	(2,064)	(2.9)	(70)	(0.1)
Restructuring	509	0.7	—	—
Earnings before provision for taxes on income	19,196	27.4	20,563	27.7	(6.6)
Provision for taxes on income	3,787	5.4	4,240	5.7	(10.7)
Net earnings	$ 15,409	22.0	$ 16,323	22.0	(5.6)

Net earnings per share (Diluted)	$ 5.48		$ 5.70		(3.9)

Average shares outstanding (Diluted)	2,812.9		2,863.9

Effective tax rate	19.7%		20.6%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 22,003	31.4	$ 22,825	30.7	(3.6)
Net earnings	$ 17,445	24.9	$ 18,318	24.6	(4.8)
Net earnings per share (Diluted)	$ 6.20		$ 6.39		(3.0)
Effective tax rate	20.7%		19.7%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,231	1,294	(4.9)%	(4.9)	—
International	2,089	2,312	(9.6)	5.5	(15.1)
	3,320	3,606	(7.9)	1.8	(9.7)

Pharmaceutical
U.S.	4,910	4,356	12.7	12.7	—
International	3,154	3,643	(13.4)	(0.9)	(12.5)
	8,064	7,999	0.8	6.5	(5.7)

Medical Devices
U.S.	3,152	2,954	6.7	6.7	—
International	3,275	3,695	(11.4)	0.6	(12.0)
	6,427	6,649	(3.3)	3.4	(6.7)

U.S.	9,293	8,604	8.0	8.0	—
International	8,518	9,650	(11.7)	1.2	(12.9)
Worldwide	$ 17,811	18,254	(2.4)%	4.4	(6.8)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 5,222	5,096	2.5%	2.5	—
International	8,285	9,400	(11.9)	2.7	(14.6)
	13,507	14,496	(6.8)	2.7	(9.5)

Pharmaceutical
U.S.	18,333	17,432	5.2	5.2	—
International	13,097	14,881	(12.0)	3.0	(15.0)
	31,430	32,313	(2.7)	4.2	(6.9)

Medical Devices
U.S.	12,132	12,254	(1.0)	(1.0)	—
International	13,005	15,268	(14.8)	(1.7)	(13.1)
	25,137	27,522	(8.7)	(1.4)	(7.3)

U.S.	35,687	34,782	2.6	2.6	—
International	34,387	39,549	(13.1)	1.1	(14.2)
Worldwide	$ 70,074	74,331	(5.7)%	1.8	(7.5)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 9,293	8,604	8.0%	8.0	—

Europe	4,002	4,560	(12.2)	0.8	(13.0)
Western Hemisphere excluding U.S.	1,442	1,782	(19.1)	2.8	(21.9)
Asia-Pacific, Africa	3,074	3,308	(7.1)	0.9	(8.0)
International	8,518	9,650	(11.7)	1.2	(12.9)

Worldwide	$ 17,811	18,254	(2.4)%	4.4	(6.8)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 35,687	34,782	2.6%	2.6	—

Europe	15,995	18,947	(15.6)	1.1	(16.7)
Western Hemisphere excluding U.S.	6,045	7,160	(15.6)	2.6	(18.2)
Asia-Pacific, Africa	12,347	13,442	(8.1)	0.3	(8.4)
International	34,387	39,549	(13.1)	1.1	(14.2)

Worldwide	$ 70,074	74,331	(5.7)%	1.8	(7.5)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Fourth Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2015	2014	(Decr.)

Earnings before provision for taxes on income - as reported	$ 3,758	2,703	39.0%

Intangible asset amortization expense	301	371

Restructuring (1)	590	—

In-process research and development	214	156

Synthes integration costs	83	325

DePuy ASRTM Hip program	—	—

Litigation expense, net	—	692

Ortho-Clinical Diagnostics divestiture net (gain)/expense	(33)	49

Additional year of Branded Prescription Drug Fee	—	—

Earnings before provision for taxes on income - as adjusted	$ 4,913	4,296	14.4%

Net Earnings - as reported	$ 3,215	2,521	27.5%

Intangible asset amortization expense	220	275

Restructuring	415	—

In-process research and development	156	115

Synthes integration costs	59	237

DePuy ASRTM Hip program	—	—

Litigation expense, net	—	652

Ortho-Clinical Diagnostics divestiture net (gain)/expense	(22)	87

Additional year of Branded Prescription Drug Fee	—	—

Tax benefit associated with Conor Medsystems	—	—

Net Earnings - as adjusted	$ 4,043	3,887	4.0%

Diluted Net Earnings per share - as reported	$ 1.15	0.89	29.2%

Intangible asset amortization expense	0.07	0.10

Restructuring	0.15	—

In-process research and development	0.06	0.04

Synthes integration costs	0.02	0.08

DePuy ASRTM Hip program	—	—

Litigation expense, net	—	0.23

Ortho-Clinical Diagnostics divestiture net (gain)/expense	(0.01)	0.03

Additional year of Branded Prescription Drug Fee	—	—

Tax benefit associated with Conor Medsystems	—	—

Diluted Net Earnings per share - as adjusted	$ 1.44	1.37	5.1%

Operational Diluted Net Earnings per share - as adjusted*	$ 1.54	1.37	12.4%

*Excludes the effect of translational currency

(1) Includes $81 million recorded in cost of products sold

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
	Twelve Months			% Incr. /
(Dollars in Millions Except Per Share Data)	2015	2014		(Decr.)

Earnings before provision for taxes on income - as reported	$ 19,196	20,563		(6.6)%

Intangible asset amortization expense	1,570	1,630

Restructuring (1)	590	—

In-process research and development	224	178

Synthes integration costs	196	754

DePuy ASRTM Hip program	148	126

Litigation expense, net	141	1,253

Ortho-Clinical Diagnostics divestiture net (gain)/expense	(62)	(1,899)

Additional year of Branded Prescription Drug Fee	—	220

Earnings before provision for taxes on income - as adjusted	$ 22,003	22,825		(3.6)%

Net Earnings - as reported	$ 15,409	16,323		(5.6)%

Intangible asset amortization expense	1,113	1,213

Restructuring	415	—

In-process research and development	162	131

Synthes integration costs	144	555

DePuy ASRTM Hip program	130	111

Litigation expense, net	118	1,225	(2)

Ortho-Clinical Diagnostics divestiture net (gain)/expense	(46)	(1,062)

Additional year of Branded Prescription Drug Fee	—	220

Tax benefit associated with Conor Medsystems	—	(398)

Net Earnings - as adjusted	$ 17,445	18,318		(4.8)%

Diluted Net Earnings per share - as reported	$ 5.48	5.70		(3.9)%

Intangible asset amortization expense	0.39	0.42

Restructuring	0.15	—

In-process research and development	0.06	0.04

Synthes integration costs	0.05	0.19

DePuy ASRTM Hip program	0.05	0.04

Litigation expense, net	0.04	0.43

Ortho-Clinical Diagnostics divestiture net (gain)/expense	(0.02)	(0.37)

Additional year of Branded Prescription Drug Fee	—	0.08

Tax benefit associated with Conor Medsystems	—	(0.14)

Diluted Net Earnings per share - as adjusted	$ 6.20	6.39		(3.0)%

Operational Diluted Net Earnings per share - as adjusted*	$ 6.76	6.39		5.8%

*Excludes the effect of translational currency

(1) Includes $81 million recorded in cost of products sold
(2) Includes adjustment to deferred tax asset related to deductibility by tax jurisdiction

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C Sales (1) (A)
FOURTH QUARTER 2015 ACTUAL vs. 2014 ACTUAL

Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	1.8%	6.5%	3.4%	4.4%
U.S.	(4.9)%	12.7%	6.7%	8.0%
International	5.5%	(0.9)%	0.6%	1.2%

Wound Care/Other
SPLENDA ®	2.6			0.5
U.S.	6.5			1.0
International	0.3			0.1

Wound Care / Other
BENECOL ®	0.3			0.1
U.S.	0.1			0.0
International	0.5			0.1

Diagnostics
Ortho-Clinical Diagnostics			(0.3)	(0.1)
U.S.			0.0	0.0
International			(0.5)	(0.2)

Cardiovascular
Cordis			2.6	0.9
U.S.			1.3	0.5
International			3.6	1.3

Other Neuroscience
NUCYNTA ®		0.5		0.2
U.S.		1.1		0.5
International		0.0		0.0

All Other Acquisitions and Divestitures			0.1	0.1
U.S.			0.0	0.0
International			0.2	0.1

WW Ops excluding Acquisitions and Divestitures	4.7%	7.0%	5.8%	6.1%
U.S.	1.7%	13.8%	8.0%	10.0%
International	6.3%	(0.9)%	3.9%	2.6%

Hepatitis C		4.1		1.7
U.S.		7.2		3.4
International		0.7		0.3

WW Ops excluding Hepatitis C only		10.6%		6.1%
U.S.		19.9%		11.4%
International		(0.2)%		1.5%

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	4.7%	11.1%	5.8%	7.8%
U.S.	1.7%	21.0%	8.0%	13.4%
International	6.3%	(0.2)%	3.9%	2.9%

(1) Hepatitis C products include OLYSIO ® /SOVRIAD ® and INCIVO ®
(2) Operational growth excludes the effect of translational currency
(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C sales” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C Sales (1) (A)
TWELVE MONTHS 2015 ACTUAL vs. 2014 ACTUAL

Segments
	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	2.7%	4.2%	(1.4)%	1.8%
U.S.	2.5%	5.2%	(1.0)%	2.6%
International	2.7%	3.0%	(1.7)%	1.1%

Wound Care/Other
SPLENDA ®	0.6			0.1
U.S.	1.7			0.2
International	0.1			0.0

Women's Health
K-Y ®	0.3			0.1
U.S.	0.4			0.1
International	0.2			0.0

Wound Care / Other
BENECOL ®	0.6			0.1
U.S.	0.0			0.0
International	0.9			0.2

Diagnostics
Ortho-Clinical Diagnostics			3.2	1.2
U.S.			3.9	1.4
International			2.6	1.0

Cardiovascular
Cordis			0.6	0.3
U.S.			0.4	0.2
International			0.9	0.4

Other Neuroscience
NUCYNTA ®		0.3		0.2
U.S.		0.6		0.3
International		0.0		0.0

All Other Acquisitions and Divestitures	(0.1)		0.1	0.0
U.S.	0.0		0.0	0.0
International	(0.1)		0.2	0.1

WW Ops excluding Acquisitions and Divestitures	4.1%	4.5%	2.5%	3.8%
U.S.	4.6%	5.8%	3.3%	4.8%
International	3.8%	3.0%	2.0%	2.8%

Hepatitis C		6.5		2.7
U.S.		12.3		5.8
International		0.3		0.2

WW Ops excluding Hepatitis C only		10.7%		4.5%
U.S.		17.5%		8.4%
International		3.3%		1.3%

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	4.1%	11.0%	2.5%	6.5%
U.S.	4.6%	18.1%	3.3%	10.6%
International	3.8%	3.3%	2.0%	3.0%

(1) Hepatitis C products include OLYSIO ® /SOVRIAD ® and INCIVO ®
(2) Operational growth excludes the effect of translational currency
(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C sales” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$103	96	7.3%	7.3%	—%
Intl	381	428	(11.0)	2.8	(13.8)
WW	484	524	(7.6)	3.7	(11.3)

ORAL CARE
US	170	150	13.3	13.3	—
Intl	238	264	(9.8)	5.2	(15.0)
WW	408	414	(1.4)	8.2	(9.6)

OTC
US	382	362	5.5	5.5	—
Intl	663	711	(6.8)	9.4	(16.2)
WW	1,045	1,073	(2.6)	8.2	(10.8)

SKIN CARE
US	439	471	(6.8)	(6.8)	—
Intl	432	485	(10.9)	4.6	(15.5)
WW	871	956	(8.9)	(1.1)	(7.8)

WOMEN'S HEALTH
US	7	7	0.0	0.0	—
Intl	276	301	(8.3)	7.5	(15.8)
WW	283	308	(8.1)	7.4	(15.5)

WOUND CARE/OTHER
US	130	208	(37.5)	(37.5)	—
Intl	99	123	(19.5)	(8.4)	(11.1)
WW	229	331	(30.8)	(26.7)	(4.1)

TOTAL CONSUMER
US	1,231	1,294	(4.9)	(4.9)	—
Intl	2,089	2,312	(9.6)	5.5	(15.1)
WW	$3,320	3,606	(7.9)%	1.8%	(9.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,101	1,816	15.7%	15.7%	—%
Intl	670	762	(12.1)	2.0	(14.1)
WW	2,771	2,578	7.5	11.7	(4.2)
REMICADE
US	1,193	1,052	13.4	13.4	—
US Exports (4)	180	244	(26.2)	(26.2)	—
Intl	307	376	(18.4)	(3.9)	(14.5)
WW	1,680	1,672	0.5	3.8	(3.3)
SIMPONI / SIMPONI ARIA
US	204	164	24.4	24.4	—
Intl	136	182	(25.3)	(14.8)	(10.5)
WW	340	346	(1.7)	3.8	(5.5)
STELARA
US	524	356	47.2	47.2	—
Intl	218	189	15.3	32.4	(17.1)
WW	742	545	36.1	42.0	(5.9)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	9	15	(40.0)	(27.7)	(12.3)
WW	9	15	(40.0)	(27.7)	(12.3)

INFECTIOUS DISEASES
US	363	564	(35.6)	(35.6)	—
Intl	438	512	(14.5)	(3.6)	(10.9)
WW	801	1,076	(25.6)	(20.4)	(5.2)
EDURANT
US	12	6	100.0	100.0	—
Intl	95	84	13.1	29.3	(16.2)
WW	107	90	18.9	34.0	(15.1)
OLYSIO / SOVRIAD
US	(1)	256	**	**	—
Intl	45	65	(30.8)	(27.0)	(3.8)
WW	44	321	(86.3)	(85.5)	(0.8)
PREZISTA / PREZCOBIX / REZOLSTA
US	287	243	18.1	18.1	—
Intl	180	205	(12.2)	(0.2)	(12.0)
WW	467	448	4.2	9.7	(5.5)
OTHER INFECTIOUS DISEASES
US	65	59	10.2	10.2	—
Intl	118	158	(25.3)	(15.6)	(9.7)
WW	183	217	(15.7)	(8.7)	(7.0)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$752	645	16.6%	16.6%	—%
Intl	849	1,006	(15.6)	(4.2)	(11.4)
WW	1,601	1,651	(3.0)	3.9	(6.9)
CONCERTA / METHYLPHENIDATE
US	117	55	*	*	—
Intl	96	114	(15.8)	(4.0)	(11.8)
WW	213	169	26.0	33.9	(7.9)
INVEGA / PALIPERIDONE
US	58	96	(39.6)	(39.6)	—
Intl	55	65	(15.4)	(5.6)	(9.8)
WW	113	161	(29.8)	(25.9)	(3.9)
INVEGA SUSTENNA / XEPLION / INVEGA TRINZA
US	327	226	44.7	44.7	—
Intl	197	192	2.6	17.7	(15.1)
WW	524	418	25.4	32.4	(7.0)
RISPERDAL CONSTA
US	103	104	(1.0)	(1.0)	—
Intl	131	190	(31.1)	(21.2)	(9.9)
WW	234	294	(20.4)	(14.0)	(6.4)
OTHER NEUROSCIENCE
US	147	164	(10.4)	(10.4)	—
Intl	370	445	(16.9)	(6.3)	(10.6)
WW	517	609	(15.1)	(7.4)	(7.7)

ONCOLOGY
US	457	334	36.8	36.8	—
Intl	816	878	(7.1)	6.5	(13.6)
WW	1,273	1,212	5.0	14.8	(9.8)
IMBRUVICA
US	122	64	90.6	90.6	—
Intl	113	28	*	*	**
WW	235	92	*	*	**
VELCADE
US	—	—	—	—	—
Intl	321	418	(23.2)	(13.5)	(9.7)
WW	321	418	(23.2)	(13.5)	(9.7)
ZYTIGA
US	286	255	12.2	12.2	—
Intl	295	340	(13.2)	0.2	(13.4)
WW	581	595	(2.4)	5.3	(7.7)
OTHER ONCOLOGY
US	49	15	*	*	—
Intl	87	92	(5.4)	10.3	(15.7)
WW	136	107	27.1	40.5	(13.4)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER(5)
US	$1,237	997	24.1%	24.1%	—%
Intl	381	485	(21.4)	(9.8)	(11.6)
WW	1,618	1,482	9.2	13.0	(3.8)
XARELTO
US	494	428	15.4	15.4	—
Intl	—	—	—	—	—
WW	494	428	15.4	15.4	—
INVOKANA / INVOKAMET
US	348	193	80.3	80.3	—
Intl	24	8	*	*	**
WW	372	201	85.1	87.1	(2.0)
PROCRIT / EPREX
US	173	177	(2.3)	(2.3)	—
Intl	87	125	(30.4)	(20.0)	(10.4)
WW	260	302	(13.9)	(9.6)	(4.3)
OTHER
US	222	199	11.6	11.6	—
Intl	270	352	(23.3)	(12.1)	(11.2)
WW	492	551	(10.7)	(3.5)	(7.2)

TOTAL PHARMACEUTICAL
US	4,910	4,356	12.7	12.7	—
Intl	3,154	3,643	(13.4)	(0.9)	(12.5)
WW	$8,064	7,999	0.8%	6.5%	(5.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
MEDICAL DEVICES (2) (3)

CARDIOVASCULAR
US	$229	222	3.2%	3.2%	—%
Intl	210	336	(37.5)	(29.4)	(8.1)
WW	439	558	(21.3)	(16.4)	(4.9)

DIABETES CARE
US	202	206	(1.9)	(1.9)	—
Intl	278	308	(9.7)	5.0	(14.7)
WW	480	514	(6.6)	2.2	(8.8)

DIAGNOSTICS(6)
US	—	—	—	—	—
Intl	24	14	71.4	**	**
WW	24	14	71.4	**	**

ORTHOPAEDICS
US	1,438	1,339	7.4	7.4	—
Intl	985	1,102	(10.6)	1.0	(11.6)
WW	2,423	2,441	(0.7)	4.5	(5.2)

HIPS
US	213	194	9.8	9.8	—
Intl	141	156	(9.6)	2.3	(11.9)
WW	354	350	1.1	6.4	(5.3)

KNEES
US	254	236	7.6	7.6	—
Intl	151	165	(8.5)	2.4	(10.9)
WW	405	401	1.0	5.5	(4.5)

TRAUMA
US	379	352	7.7	7.7	—
Intl	265	287	(7.7)	4.6	(12.3)
WW	644	639	0.8	6.3	(5.5)

SPINE & OTHER
US	592	557	6.3	6.3	—
Intl	428	494	(13.4)	(2.1)	(11.3)
WW	1,020	1,051	(2.9)	2.4	(5.3)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	FOURTH QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
MEDICAL DEVICES (2) (3) (Continued)

SURGERY
US	$1,044	992	5.2%	5.2%	—
Intl	1,369	1,484	(7.7)	4.4	(12.1)
WW	2,413	2,476	(2.5)	4.7	(7.2)

ADVANCED
US	384	352	9.1	9.1	—
Intl	486	497	(2.2)	10.1	(12.3)
WW	870	849	2.5	9.7	(7.2)

GENERAL
US	430	432	(0.5)	(0.5)	—
Intl	717	821	(12.7)	(1.3)	(11.4)
WW	1,147	1,253	(8.5)	(1.0)	(7.5)

SPECIALTY
US	230	208	10.6	10.6	—
Intl	166	166	0.0	14.6	(14.6)
WW	396	374	5.9	12.4	(6.5)

VISION CARE
US	239	195	22.6	22.6	—
Intl	409	451	(9.3)	2.3	(11.6)
WW	648	646	0.3	8.4	(8.1)

TOTAL MEDICAL DEVICES
US	3,152	2,954	6.7	6.7	—
Intl	3,275	3,695	(11.4)	0.6	(12.0)
WW	$6,427	6,649	(3.3)%	3.4%	(6.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$421	407	3.4%	3.4%	—%
Intl	1,623	1,832	(11.4)	0.7	(12.1)
WW	2,044	2,239	(8.7)	1.2	(9.9)

ORAL CARE
US	629	600	4.8	4.8	—
Intl	951	1,047	(9.2)	5.5	(14.7)
WW	1,580	1,647	(4.1)	5.2	(9.3)

OTC
US	1,536	1,357	13.2	13.2	—
Intl	2,439	2,749	(11.3)	5.5	(16.8)
WW	3,975	4,106	(3.2)	8.1	(11.3)

SKIN CARE
US	1,857	1,834	1.3	1.3	—
Intl	1,674	1,924	(13.0)	1.2	(14.2)
WW	3,531	3,758	(6.0)	1.3	(7.3)

WOMEN'S HEALTH
US	26	50	(48.0)	(48.0)	—
Intl	1,174	1,252	(6.2)	9.8	(16.0)
WW	1,200	1,302	(7.8)	7.6	(15.4)

WOUND CARE/OTHER
US	753	848	(11.2)	(11.2)	—
Intl	424	596	(28.9)	(18.3)	(10.6)
WW	1,177	1,444	(18.5)	(14.1)	(4.4)

TOTAL CONSUMER
US	5,222	5,096	2.5	2.5	—
Intl	8,285	9,400	(11.9)	2.7	(14.6)
WW	$13,507	14,496	(6.8)%	2.7%	(9.5)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$7,642	7,111	7.5%	7.5%	—%
Intl	2,760	3,082	(10.4)	5.5	(15.9)
WW	10,402	10,193	2.1	6.9	(4.8)
REMICADE
US	4,453	4,155	7.2	7.2	—
US Exports (4)	782	1,078	(27.5)	(27.5)	—
Intl	1,326	1,635	(18.9)	(4.7)	(14.2)
WW	6,561	6,868	(4.5)	(1.1)	(3.4)
SIMPONI / SIMPONI ARIA
US	730	544	34.2	34.2	—
Intl	598	643	(7.0)	10.2	(17.2)
WW	1,328	1,187	11.9	21.2	(9.3)
STELARA
US	1,677	1,334	25.7	25.7	—
Intl	797	738	8.0	27.0	(19.0)
WW	2,474	2,072	19.4	26.2	(6.8)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	39	66	(40.9)	(30.6)	(10.3)
WW	39	66	(40.9)	(30.6)	(10.3)

INFECTIOUS DISEASES
US	1,535	3,112	(50.7)	(50.7)	—
Intl	2,121	2,487	(14.7)	1.2	(15.9)
WW	3,656	5,599	(34.7)	(27.6)	(7.1)
EDURANT
US	41	24	70.8	70.8	—
Intl	369	341	8.2	29.2	(21.0)
WW	410	365	12.3	31.9	(19.6)
OLYSIO / SOVRIAD
US	173	1,943	(91.1)	(91.1)	—
Intl	448	359	24.8	49.1	(24.3)
WW	621	2,302	(73.0)	(69.2)	(3.8)
PREZISTA / PREZCOBIX / REZOLSTA
US	1,064	930	14.4	14.4	—
Intl	746	901	(17.2)	(1.6)	(15.6)
WW	1,810	1,831	(1.1)	6.6	(7.7)
OTHER INFECTIOUS DISEASES
US	257	215	19.5	19.5	—
Intl	558	886	(37.0)	(26.2)	(10.8)
WW	815	1,101	(26.0)	(17.3)	(8.7)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$2,850	2,452	16.2%	16.2%	—%
Intl	3,409	4,035	(15.5)	(1.8)	(13.7)
WW	6,259	6,487	(3.5)	5.0	(8.5)
CONCERTA / METHYLPHENIDATE
US	434	152	*	*	—
Intl	387	447	(13.4)	(0.3)	(13.1)
WW	821	599	37.1	46.9	(9.8)
INVEGA / PALIPERIDONE
US	339	360	(5.8)	(5.8)	—
Intl	234	280	(16.4)	(2.9)	(13.5)
WW	573	640	(10.5)	(4.6)	(5.9)
INVEGA SUSTENNA / XEPLION / INVEGA TRINZA
US	1,085	825	31.5	31.5	—
Intl	745	763	(2.4)	14.9	(17.3)
WW	1,830	1,588	15.2	23.5	(8.3)
RISPERDAL CONSTA
US	409	427	(4.2)	(4.2)	—
Intl	561	763	(26.5)	(12.9)	(13.6)
WW	970	1,190	(18.5)	(9.8)	(8.7)
OTHER NEUROSCIENCE
US	583	688	(15.3)	(15.3)	—
Intl	1,482	1,782	(16.8)	(4.5)	(12.3)
WW	2,065	2,470	(16.4)	(7.5)	(8.9)

ONCOLOGY
US	1,547	1,157	33.7	33.7	—
Intl	3,148	3,300	(4.6)	12.2	(16.8)
WW	4,695	4,457	5.3	17.7	(12.4)
IMBRUVICA
US	375	145	*	*	—
Intl	314	55	*	*	**
WW	689	200	*	*	**
VELCADE
US	—	—	—	—	—
Intl	1,333	1,618	(17.6)	(4.2)	(13.4)
WW	1,333	1,618	(17.6)	(4.2)	(13.4)
ZYTIGA
US	1,070	971	10.2	10.2	—
Intl	1,161	1,266	(8.3)	9.0	(17.3)
WW	2,231	2,237	(0.3)	9.5	(9.8)
OTHER ONCOLOGY
US	102	41	*	*	—
Intl	340	361	(5.8)	11.2	(17.0)
WW	442	402	10.0	25.2	(15.2)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER(5)
US	$4,759	3,600	32.2%	32.2%	—%
Intl	1,659	1,977	(16.1)	(3.9)	(12.2)
WW	6,418	5,577	15.1	19.4	(4.3)
XARELTO
US	1,868	1,522	22.7	22.7	—
Intl	—	—	—	—	—
WW	1,868	1,522	22.7	22.7	—
INVOKANA / INVOKAMET
US	1,238	569	*	*	—
Intl	70	17	*	*	**
WW	1,308	586	*	*	**
PROCRIT / EPREX
US	692	715	(3.2)	(3.2)	—
Intl	376	523	(28.1)	(15.8)	(12.3)
WW	1,068	1,238	(13.7)	(8.5)	(5.2)
OTHER
US	961	794	21.0	21.0	—
Intl	1,213	1,437	(15.6)	(4.1)	(11.5)
WW	2,174	2,231	(2.6)	4.8	(7.4)

TOTAL PHARMACEUTICAL
US	18,333	17,432	5.2	5.2	—
Intl	13,097	14,881	(12.0)	3.0	(15.0)
WW	$31,430	32,313	(2.7)%	4.2%	(6.9)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
MEDICAL DEVICES (2) (3)

CARDIOVASCULAR
US	$931	862	8.0%	8.0%	—%
Intl	1,105	1,346	(17.9)	(5.3)	(12.6)
WW	2,036	2,208	(7.8)	(0.1)	(7.7)

DIABETES CARE
US	833	864	(3.6)	(3.6)	—
Intl	1,095	1,278	(14.3)	1.3	(15.6)
WW	1,928	2,142	(10.0)	(0.7)	(9.3)

DIAGNOSTICS(6)
US	—	456	**	**	—
Intl	86	506	(83.0)	**	**
WW	86	962	(91.1)	**	**

ORTHOPAEDICS
US	5,380	5,197	3.5	3.5	—
Intl	3,882	4,478	(13.3)	(0.3)	(13.0)
WW	9,262	9,675	(4.3)	1.7	(6.0)

HIPS
US	781	745	4.8	4.8	—
Intl	551	623	(11.6)	1.1	(12.7)
WW	1,332	1,368	(2.6)	3.2	(5.8)

KNEES
US	916	878	4.3	4.3	—
Intl	580	655	(11.5)	0.7	(12.2)
WW	1,496	1,533	(2.4)	2.8	(5.2)

TRAUMA
US	1,462	1,418	3.1	3.1	—
Intl	1,066	1,222	(12.8)	0.6	(13.4)
WW	2,528	2,640	(4.2)	2.0	(6.2)

SPINE & OTHER
US	2,221	2,156	3.0	3.0	—
Intl	1,685	1,978	(14.8)	(1.8)	(13.0)
WW	3,906	4,134	(5.5)	0.7	(6.2)

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	TWELVE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
MEDICAL DEVICES (2) (3) (Continued)

SURGERY
US	$3,991	3,900	2.3%	2.3%	—%
Intl	5,226	5,817	(10.2)	2.9	(13.1)
WW	9,217	9,717	(5.1)	2.7	(7.8)

ADVANCED
US	1,430	1,342	6.6	6.6	—
Intl	1,845	1,895	(2.6)	10.8	(13.4)
WW	3,275	3,237	1.2	9.1	(7.9)

GENERAL
US	1,702	1,717	(0.9)	(0.9)	—
Intl	2,780	3,253	(14.5)	(1.9)	(12.6)
WW	4,482	4,970	(9.8)	(1.5)	(8.3)

SPECIALTY
US	859	841	2.1	2.1	—
Intl	601	669	(10.2)	4.3	(14.5)
WW	1,460	1,510	(3.3)	3.1	(6.4)

VISION CARE
US	997	975	2.3	2.3	—
Intl	1,611	1,843	(12.6)	1.5	(14.1)
WW	2,608	2,818	(7.5)	1.7	(9.2)

TOTAL MEDICAL DEVICES
US	12,132	12,254	(1.0)	(1.0)	—
Intl	13,005	15,268	(14.8)	(1.7)	(13.1)
WW	$25,137	27,522	(8.7)%	(1.4)%	(7.3)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Previously referred to as Other
(6) Reflects Diagnostics divestiture June 30, 2014